EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chairman of the Board, President and Chief Executive Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, General Counsel and Assistant Secretary of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2011.

/s/ Craig D. Vermie
Craig D. Vermie, Director, Senior Vice President, General Counsel and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chief Financial Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2011.

/s/ Darryl D. Button
Darryl D. Button, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Senior Vice President and Corporate Controller of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Eric J. Martin
Eric J. Martin, Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Mark W. Mullin
Mark W. Mullin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Division Chief Risk Officer-Life & Protection and Senior Vice President of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2011.

/s/ Ralph L. Arnold
Ralph L. Arnold, Director, Division Chief Risk Officer-Life & Protection and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BB	Pacers Choice Variable Annuity	333-146313
Separate Account VA CC	Advisor’s Edge Variable Annuity	333-146323
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	333-146323
Separate Account VA CC	Dimensional Variable Annuity	333-146323
Separate Account VA CC	Personal Manager Variable Annuity	333-146314
Separate Account VA CC	Prism Variable Annuity	333-146315
Separate Account VA CC	Marquee Variable Annuity	333-146317
Separate Account VA DD	Vanguard Variable Annuity	333-146328
Separate Account VL E	Pacers Choice Variable Life	333-146343

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President